UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2024

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On March 20, 2024, Mr. Gregory Bielli, President and Chief Executive Officer (“CEO”) of Tejon Ranch Company (“Company”), announced his intent to retire on December 31, 2024 (“Retirement Date”). Mr. Bielli will continue to serve as the Company’s President and CEO through the Retirement Date. Mr. Bielli has been President and CEO of Tejon Ranch Company for over 10 years, first joining the Company in 2013.

Mr. Bielli will continue to serve as a director of the Company following his retirement. Mr. Bielli will also provide consulting services to the Company following the Retirement Date through December 31, 2025, the material terms of which are reported below, consistent with Item 5.02(e).

The Board has formed an ad hoc search committee to oversee the search for Mr. Bielli’s successor and has retained a nationally recognized executive recruitment firm.

On March 21, 2024, the Company and Mr. Bielli entered into a compensatory contract for Mr. Bielli to provide consulting services following his retirement (the “Consulting Agreement”). The following description of the Consulting Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference. The Consulting Agreement is for a term of one year, commencing January 1, 2025 and ending December 31, 2025. Mr. Bielli will provide consulting services to the Company as requested and directed by the Board and CEO and will report to the Board. Compensation for Mr. Bielli’s consulting services is $85,000 per month. Mr. Bielli will also be reimbursed for normal and customary expenses incurred in connection with providing the services.

Item 8.01	Other Events.

A press release discussing Mr. Bielli’s retirement and related matters was issued on March 20, 2024. A copy of this release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

(10.01)	Consulting Letter Agreement entered March 21, 2024, by and among Tejon Ranch Co. and Gregory S. Bielli (filed herewith and incorporated herein by reference).

(99.1)	Press release, dated March 20, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2024	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, Chief Operating Officer

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